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                                                                   EXHIBIT 23(i)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated June 22, 1994, incorporated by reference in Manor Care, Inc.'s Form 10-K for the year ended May 31, 1994 and to all references to our Firm included in this registration statement.



                                        /s/ ARTHUR ANDERSEN LLP
                                        ----------------------------------------
                                        ARTHUR ANDERSEN LLP





Washington, D.C.
April 27, 1995